UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2012

SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-13255	43-1781797
(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760
(Address of principal executive offices)	(Zip Code)

(314) 674-1000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 29, 2012, Solutia Inc. (the “Company”) held a special meeting of stockholders of the Company for the purpose of considering and voting on the proposals described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 25, 2012.  Holders of 95,183,599 shares of common stock of the Company, representing approximately 77% of the shares of the common stock of the Company outstanding and entitled to vote as of May 4, 2012, the record date for the special meeting, were present in person or represented by proxy at the special meeting.  A summary of the voting results on each of the proposals submitted to a vote of the Company’s stockholders at the special meeting is set forth below:

Proposal 1: Adoption of the Merger Agreement

The Company’s stockholders adopted the Agreement and Plan of Merger (the “Merger Agreement”) dated as of January 26, 2012, by and among the Company, Eastman Chemical Company (“Eastman”) and Eagle Merger Sub Corporation (“Merger Sub”).  Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving the merger as an indirect wholly owned subsidiary of Eastman (the “Merger”).  The tabulation of votes on this proposal was as follows:

For	Against	Abstentions
95,183,599	25,717	5,296

Proposal 2: Non-Binding Vote on Certain Compensation Relating to the Merger

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger contemplated by the Merger Agreement.  The tabulation of votes for this proposal was as follows:

For	Against	Abstentions
80,870,126	13,356,489	987,997

Proposal 3: Adjournment of the Special Meeting

Because the Company’s stockholders approved Proposal 1, the Company did not call for a vote on the proposal to adjourn the special meeting to solicit additional proxies in favor of Proposal 1.

ITEM 8.01.  OTHER EVENTS

On June 29, 2012, the Company issued a press release announcing the results of the shareholder votes at the special meeting held on that date.  The full text of this press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:
Exhibit Number	Description
99.1	Press Release dated June 29, 2012

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SOLUTIA INC.
(Registrant)
/s/ Paul J. Berra III
Senior Vice President, Legal and Governmental Affairs and General Counsel

DATE:  June 29, 2012

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 29, 2012